UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 21, 2026
___________________________________
M&T BANK CORPORATION
(Exact name of registrant as specified in its charter)
___________________________________

	New York
(State or other jurisdiction of incorporation)
1-9861 (Commission File Number)		16-0968385 (I.R.S. Employer Identification Number)

One M&T Plaza, Buffalo, New York		14203
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (716) 635-4000
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock, $.50 par value	MTB	New York Stock Exchange
Perpetual Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series H	MTBPrH	New York Stock Exchange
Perpetual Fixed Rate Non-Cumulative Preferred Stock, Series J	MTBPrJ	New York Stock Exchange
Perpetual Fixed Rate Non-Cumulative Preferred Stock, Series K	MTBPrK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
M&T Bank Corporation 2026 Annual Meeting of Shareholders
M&T Bank Corporation (“M&T”) held its 2026 Annual Meeting of Shareholders on April 21, 2026 (the “Annual Meeting”).
At the Annual Meeting, shareholders approved all of the Board of Directors’ proposals, which included: (i) the election of twelve (12) directors of M&T, for one-year terms and until their successors have been elected and qualified; (ii) the approval of the 2025 compensation of M&T’s Named Executive Officers; (iii) the approval of the amendment and restatement of the M&T Bank Corporation 2019 Equity Incentive Compensation Plan; and (iv) the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of M&T for the year ending December 31, 2026. Each of the proposals is described in more detail in M&T’s 2026 Proxy Statement, which was filed with the Securities and Exchange Commission on March 10, 2026.
The voting results for each proposal, including the votes for and against or withheld, and any abstentions or broker non-votes, are presented below (rounded to the nearest whole number). Abstentions and broker non-votes, if applicable, were counted for purposes of determining whether a quorum was present but were not treated as votes cast. Therefore, abstentions and broker non-votes, if applicable, did not have the effect of a vote for or against such proposal and were not counted in determining the number of votes required for approval.
The following table reflects the tabulation of the final votes with respect to the election of each director nominee at the Annual Meeting (Proposal 1):

Director Nominee	For	Against	Abstain	Broker Non-Votes
John P. Barnes	119,981,130	1,198,348	167,430	13,882,380
Carlton J. Charles	119,348,722	1,717,301	280,885	13,882,380
Jane Chwick	120,541,190	618,152	187,536	13,882,380
William F. Cruger, Jr.	117,845,398	3,295,838	205,671	13,882,380
Leslie V. Godridge	119,515,303	1,549,160	282,445	13,882,380
René F. Jones	115,520,397	5,659,965	166,546	13,882,380
Richard H. Ledgett, Jr.	120,620,401	502,800	223,707	13,882,380
Melinda R. Rich	108,353,052	12,557,228	436,628	13,882,380
Denis J. Salamone	119,660,413	1,259,747	426,747	13,882,380
Rudina Seseri	120,446,717	687,458	212,732	13,882,380
Kirk W. Walters	120,058,754	1,118,409	169,745	13,882,380
Herbert L. Washington	118,297,162	2,623,585	426,160	13,882,380
The following table reflects the tabulation of the final votes with respect to the approval of the 2025 compensation of M&T’s Named Executive Officers (Proposal 2):

For	Against	Abstain	Broker Non-Votes
113,373,078	7,539,139	434,691	13,882,380
The following table reflects the tabulation of the final votes with respect to the approval of the amendment and restatement of the M&T Bank Corporation 2019 Equity Incentive Compensation Plan (Proposal 3):

For	Against	Abstain	Broker Non-Votes
116,924,195	3,950,417	472,296	13,882,380
The following table reflects the tabulation of the final votes with respect to the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of M&T for the year ending December 31, 2026 (Proposal 4):

For	Against	Abstain	Broker Non-Votes
129,631,275	5,413,036	184,265	Not Applicable

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION

Date:	April 23, 2026	By:	/s/ Stephen T. Wilson
Stephen T. Wilson
Senior Vice President and Corporate Secretary